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SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:            September 17, 2002

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28774 (Commission File Number)	68-0070656 (I.R.S. Employer Identification Number)
2320 Marinship Way, Suite 300 Sausalito, California 94965 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (415) 331-5281

Item 5. Other Events.

        On September 17, 2002, the Registrant announced that it entered into a new revolving credit facility.

Item 7. Financial Statements, Pro Form Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99	Press Release issued on September 17, 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of September 17, 2002.

WILLIS LEASE FINANCE CORPORATION
By:	/s/ DONALD A. NUNEMAKER Donald A. Nunemaker Executive Vice President and Chief Operating Officer

Exhibit List

Exhibit No.	Description
99	Press Release issued on September 17, 2002.

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SIGNATURES
Exhibit List